UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 2, 2022

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices)

(312) 618-1322

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH.BC	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $11.50 per share	UPH.WS.BC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 2, 2022, UpHealth, Inc. (the “Company”) issued a press release announcing that the stockholder litigation in the case entitled Jeffery R. Bray and Chirinjeev Kathuria v. Avi Katz, et al., and UpHealth, Inc., C.A. No. 2022-0489-LWW, has been dismissed with prejudice by the plaintiffs. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Participants in the Solicitation

The Company and its respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the matters noticed for the 2022 Annual Meeting of Stockholders in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 31, 2022 (the “Proxy Statement”), as such Proxy Statement may be supplemented or amended. Information regarding the Company’s directors and executive officers is available in the Proxy Statement.

Additional Information and Where to Find It

In connection with the 2022 Annual Meeting of Stockholders and the matters noticed for the 2022 Annual Meeting of Stockholders in the Proxy Statement, the Company has filed with the SEC and mailed the Proxy Statement to its stockholders, and will supplement or amend the Proxy Statement following the recommendation by the Company’s Board of Directors (the “Board of Directors”) of directors to serve as Class I directors, and further anticipates that it will mail any supplement or amendment to its stockholders. This Current Report does not contain all the information that should be considered in respect of the matters noticed for the 2022 Annual Meeting of Stockholders in the Proxy Statement, and the Company anticipates that additional information will be set forth in any supplement or amendment to the Proxy Statement, which stockholders and other interested persons are advised to read, when available. The Company anticipates that when available, any supplement or amendment to the Proxy Statement will be mailed to stockholders of the Company as of a new record date established for voting at the 2022 Annual Meeting of Stockholders.

Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed by the Company with the SEC, including any supplement or amendment to the Proxy Statement, without charge, at the SEC’s website located at www.sec.gov.

No Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the matters noticed for the 2022 Annual Meeting of Stockholders in the Proxy Statement.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, the recommendation by the Board of Directors of directors to Class I of the Board of Directors and the 2022 Annual Meeting of Stockholders and other future actions by the Board of Directors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of UpHealth in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the time frame for identifying independent directors. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Item

99.1	Press Release dated August 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2022

By:	/s/ Samuel J. Meckey
Name:	Samuel J. Meckey
Title:	Chief Executive Officer

Exhibit 99.1

UpHealth’s Independent Directors Welcome the Termination of Litigation that Had Delayed the Annual Stockholder Meeting

DELRAY BEACH, Fla., August 2, 2022 (GLOBE NEWSWIRE) — UpHealth, Inc. (NYSE: UPH) (“UpHealth” or the “Company”) today announced that the stockholder litigation that resulted in a delay of the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) has been withdrawn by the plaintiffs, with the consent of the Company and director defendants (the “Independent Directors”). The litigation was initiated as part of an effort by Dr. Chirinjeev Kathuria and Dr. Mariya Pylypiv, two members of the Board of Directors, and Jeffery Bray, an UpHealth creditor and employee of the Company (the “Conflicted Group”), to exert undue control over the Company.

As a result of the termination of the litigation, the Company will hold its Annual Meeting as soon as practicable, and will nominate three candidates, including the Company’s newly appointed Chief Executive Officer, Sam Meckey, and two new independent individuals to be selected and nominated by the full Board of Directors.

The Independent Directors issued the following statement:

“We are pleased that the Conflicted Group has dropped its costly and distracting lawsuit.

“From the outset, it was clear to us that this litigation was a self-serving attempt by the Conflicted Group to wield outsized influence over the governance and strategic direction of the Company. By all standards of the proper role and conduct of any board of directors, their actions were unacceptable.

“We have and will continue to work diligently to protect the interests of all stockholders against any insurgent attempts by the Conflicted Group to move UpHealth in a direction that would benefit the Conflicted Group at the expense of all of UpHealth’s stockholders.

“With the lawsuit behind us, the Company can now dedicate all its focus and resources on operating effectively and creating value for stockholders. Further to this goal, the Board voted to remove Dr. Kathuria from his role as Co-Chairman. The Independent Directors will remain vigilant in protecting the interests of our public stockholders and will not hesitate to take further action to stand against interference from parties not aligned with their interests.

“We are also pleased that our stockholders will soon be able to express their opinions at our Annual Meeting. The Independent Directors believe this stockholder right is a particularly important one and we have been disappointed with the actions of the Conflicted Group that have delayed this year’s Annual Meeting. With the Conflicted Group having now dropped its litigation, we intend to move forward expeditiously with our Annual Meeting.

“After the Annual Meeting, with two new independent directors and a new CEO, UpHealth will be positioned to create value for all of our stockholders with a newly refreshed and independent Board, a talented executive team and a renewed dedication to operational excellence.

“We appreciate all the support of our public stockholders during the past few months and are pleased that this episode has concluded in a manner that benefits all of our stockholders and in a way that allows UpHealth to progress without the interference of any self-interested group.”

Additional information about the Company’s Annual Meeting will be provided to UpHealth stockholders in due course.

About UpHealth

UpHealth is a global digital health company that delivers digital-first technology, infrastructure, and services to dramatically improve how healthcare is delivered and managed. UpHealth’s solutions holistically enable clients to deliver on their affordability, access, quality, outcomes, and patient experience goals. UpHealth’s technology platform helps its clients improve access, coordinate care teams, and achieve better patient outcomes at lower cost, with care management solutions, analytics, and telehealth tools that serve patients wherever they are, in their native language. Additionally, UpHealth’s technology-enabled virtual care infrastructure and services improves access to quality primary and acute care, behavioral health, and pharmacy services. UpHealth’s clients include health plans, global governments, healthcare providers and community-based organizations.

For more information, please visit https://uphealthinc.com and follow us at @UpHealthInc on Twitter and UpHealth Inc on LinkedIn.

Additional Information and Where to Find It

In connection with the Annual Meeting and the matters noticed for the Annual Meeting in the definitive proxy statement on Schedule 14A filed with the SEC on May 31, 2022 (the “Proxy Statement”), the Company has filed with the SEC and mailed the Proxy Statement to its stockholders, and will supplement or amend the Proxy Statement following the recommendation by the Board of Directors of two independent directors to serve as Class I directors, and further anticipates that it will mail any supplement or amendment to its stockholders. This press release does not contain all the information that should be considered in respect of the matters noticed for the Annual Meeting in the Proxy Statement, and the Company anticipates that additional information will be set forth in any supplement or amendment to the Proxy Statement, which stockholders and other interested persons are advised to read, when available. The Company anticipates that when available, any supplement or amendment to the Proxy Statement will be mailed to stockholders of the Company as of a new record date established for voting at the Annual Meeting.

Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed by the Company with the SEC, including any supplement or amendment to the Proxy Statement, without charge, at the SEC’s website located at www.sec.gov.

Certain Information Regarding Participants

The Company and its respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the matters noticed for the Annual Meeting in the Company’s Proxy Statement, as such Proxy Statement may be supplemented or amended. Information regarding the Company’s directors and executive officers is available in the Proxy Statement.

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the matters noticed for the Annual Meeting in the Proxy Statement.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, the recommendation by the Board of Directors of two independent directors to Class I of the Board of Directors and the Annual Meeting and other future actions by the Board of Directors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this communication are based on certain assumptions and analyses made by the management of UpHealth in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the time frame for identifying independent directors. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Contact Information

UpHealth, Inc.

Media Relations

mediarelations@uphealthinc.com